EXHIBIT 10.03

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            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
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         THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this
"AGREEMENT") is made as of November 5, 1999, by and among YUPI INTERNET INC., a Florida corporation (the "COMPANY"), INTERPRISE TECHNOLOGY PARTNERS, L.P., a Delaware limited partnership ("INTERPRISE"), SONY CORPORATION OF AMERICA ("SONY") and IFX ONLINE, INC., a Delaware corporation ("IFX"), and the Purchasers, as defined in the purchase agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof between the Company and the Purchasers (the "PURCHASERS", and together with Interprise, Sony and IFX, the "INVESTORS").

                                    RECITALS:

         A. The Company and certain of the Investors are parties to that certain Amended and Restated Registration Rights Agreement dated as of October 27, 1999 (the "PRIOR REGISTRATION AGREEMENT").

         B. The Investors are holders of the Company's Class A Convertible Preferred Stock (the "CLASS A PREFERRED"), Class B Convertible Preferred Stock (the "CLASS B PREFERRED") and/or Class C Convertible Preferred Stock (the "CLASS C PREFERRED", together with the Class A Preferred and Class B Preferred the "PREFERRED STOCK").

         C. The parties hereto desire to amend and restate the Prior Registration Agreement in its entirety as set forth herein to include the Purchasers and to make certain other changes.

         D. The Company is willing to enter into this Agreement as an inducement to the Purchasers to purchase shares of Class C Preferred pursuant to the Purchase Agreement.

         E. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in SECTION 9 hereof.

                                    AGREEMENT

         The parties hereto agree as follows:

         1. DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION. At any time after the earlier to occur of (i) 180 days after the closing of the Initial Public Offering, and
(ii) November 5, 2001, the holders of a majority of the Registrable Securities may request three (3) registrations under the Securities Act of all or any portion of their Registrable Securities (but not less than twenty percent (20%) of the Registrable Securities held by such holders requesting such registration) on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), pursuant to this SECTION 1. The Company shall pay all Registration Expenses in connection with the Long-Form Registrations. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due to the fault of the holders of Registrable Securities requesting registration) and no registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least ninety percent (90%) of the Registrable Securities requested to be included in such registration.

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                  (b) SHORT-FORM REGISTRATIONS. In addition to the Long-Form
Registrations provided pursuant to SECTION L(A), the holders of twenty percent (20%) of the Registrable Securities shall be entitled to request two (2) registrations under the Securities Act of all or part of their Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, on Forms S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS") in which the Company shall pay all Registration Expenses. The Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities, including, without limitation, as a "shelf registration" if so requested by the holders of twenty percent (20%) of the Registrable Securities. Notwithstanding the foregoing, the Company shall not be obligated to effect any Short-Form Registrations within 90 days after the effective date of any previous Demand Registration or a previous registration in which holders of Registrable Securities were given piggyback rights pursuant to SECTION 2.

                  (c) DEMAND REGISTRATIONS. All registrations requested pursuant to SECTIONS L(A) and (B) are referred to herein as "DEMAND REGISTRATIONS." Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, except as provided in SECTION 1(D) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen
(15) days after the receipt of the Company's notice.

                  (d) PRIORITY ON DEMAND REGISTRATIONS. Unless the holders requesting registration pursuant to a Demand Registration have been able to include all of the Registrable Securities requested by such holders in such Demand Registration, the Company shall not include in any Demand Registration any securities which are not Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of Registrable Securities making such Demand Registration, the Company shall include in such registration: (i) first, the Investor Registrable Securities, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; and (ii) second, other securities which are not Registrable Securities requested to be included in such registration pursuant to contractual registration rights ("OTHER REGISTRABLE SECURITIES"), pro rata among the holders thereof on the basis of the number of their securities requested to be included therein. Without the consent of the Company, any Persons, other than holders of Registrable Securities, who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in SECTION 5 hereof.

                  (e) RESTRICTIONS ON LONG-FORM REGISTRATIONS. The Company shall not be obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to SECTION 2. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company believes that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; PROVIDED THAT in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Long Form Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve (12) month period.

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                  (f) SELECTION OF UNDERWRITERS. The holders of a majority of the Registrable Securities included in any Long-Form Registration, which is a Demand Registration, shall have the right to select the investment banker(s), subject to the reasonable approval of a majority of the Board of Directors, and manager(s) to administer the offering.

                  (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to require the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which rights are superior to or pari passu with the rights granted to the holders of the Registrable Securities hereunder, without the prior written consent of the holders of a majority of the Registrable Securities, PROVIDED, HOWEVER, that if such grant of additional registration rights materially and adversely affect the registration rights granted herein of a given class or series of stock in a different manner than it does another class or series of stock, the grant of such additional registration rights shall also require the consent of the holders of a majority of the Registrable Securities held by the holders of the class or series of stock so materially and adversely affected.

         2. PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than the Initial Public Offering or pursuant to a Demand Registration or a registration on Form S-4, Form S-8 or any successor form) and the registration form to be used may be used for the registration OF Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within five (5) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration, in accordance with the terms of this Agreement, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company's notice.

                  (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Investor Registrable Securities, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; and (iii) third, Other Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of Other Registrable Securities requested to be included therein.

                  (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Other Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders of Other Registrable Securities requesting such registration, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; and (iii) third, any non-requesting Other Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein.

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         3. HOLDBACK AGREEMENTS.

                  (a) HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees, in connection with the Company's Initial Public Offering of securities and upon request of the Company or the underwriters managing such Initial Public Offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act. For avoidance of doubt, the foregoing restrictions shall only apply if the Company's initial public offering is an Initial Public Offering. With respect to any shares of the Company offered or traded in the public market (including pursuant to the Company's Initial Public Offering or any market that may develop pursuant to Rule 144A promulgated under the Securities Act), each holder of Registrable Securities shall be permitted freely to acquire or dispose of any such shares to the fullest extent permitted by law. Notwithstanding the amendment provisions of this Agreement, this Section 3(a) shall not be amended with respect to any holder of Registrable Securities without the consent of such holder.

                  (b) THE COMPANY. The Company shall not effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days prior to and ending 120 days following the first effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such Demand Registration or Piggyback Registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

         4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; PROVIDED THAT before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities included in such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment (without obligation being imposed on the Company thereby) of such counsel;

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days, if applicable, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; PROVIDED, HOWEVER, that if the Company is eligible to use Form S-3, the holders of Registrable Securities may require the Company to keep such registration effective as a "shelf registration" for a period of up to nine (9) months;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts

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and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

                  (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities, which holder, in the Company's sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel and counsel to the Company should be included;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

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                  (m) subject to SECTION 4(D) above, use its reasonable best efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

                  (o) if the offering is underwritten and at the request of any seller of Registrable Securities, and if and to the extent requested by any underwriter of such offering, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (iii) to such other matters as reasonably may be requested by counsel for the underwriters.

         5. REGISTRATION EXPENSES.

                  (a) PAYMENT OF REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company (excluding expenses of counsel to holders of Registrable Securities which are covered by SECTION 5(B)) and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, or on the NASD automated quotation system.

                  (b) REIMBURSEMENT OF REGISTRATION EXPENSES. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of up to $100,000 of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

         6. RULE 144 REPORTING.

         With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

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                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as a holder of Registrable Securities own any Registrable Securities, furnish to such holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         7. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) INDEMNIFICATION BY THE HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities
Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder, except as a result of actual fraud of such holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) PROCEDURE FOR INDEMNIFICATION. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).

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                  (d) SURVIVAL. The indemnification provided for under this
Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder unless such Person:

                  (a) in the case of a registration which is underwritten, agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangement; PROVIDED, HOWEVER, that no holder shall be required to make any representations or warranties to the Company or the underwriters except to the extent customary for similarly situated holders (other than representations and warranties regarding such holder, such holder's ownership of stock and such holder's intended method of distribution) and except as otherwise provided in SECTION 7 hereof;

                  (b) as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Person's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading;

                  (c) complies with all reasonable requests made by the Company or its counsel with respect to the registration of such Person's Registrable Securities; and

                  (d) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other usual and customary documents necessary or appropriate with respect to the offering of such Person's Registrable Securities, and in the case of a registration which is underwritten, necessary or appropriate under the terms of such underwriting arrangements (subject to the provision in SECTION 8(A) above).

         9. DEFINITIONS.

                  (a) The term "INITIAL PUBLIC OFFERING" means an initial registered public offering of the Company's Common Stock by the Company under the Securities Act in which (i) the aggregate offering price for such shares is at least $22.5 million and (ii) the price paid by the public for such shares is at least $5.75 per share (appropriately adjusted to reflect the occurrence of any event described in Section 5.1D of the Company's Articles of Incorporation).

                  (b) The term "INVESTOR REGISTRABLE SECURITIES" means all Registrable Securities (i) acquired by the Investors under the purchase agreement dated April 23, 1999 (the "CLASS A REGISTRABLE SECURITIES"), under the purchase agreement dated August 3, 1999, as amended (the "CLASS B REGISTRABLE SECURITIES") and under the Purchase Agreement (the "CLASS C REGISTRABLE SECURITIES"); and (ii) all other Registrable Securities subsequently acquired by holders of Investor Registrable Securities (including Miller Technology Management, L.P., its affiliates and partners pursuant to any liquidation of Interprise). Investor Registrable Securities will continue to be Investor Registrable Securities if held or acquired by any holder of Registrable Securities.

                  (c) The term "PERMITTED TRANSFEREE" shall mean a Person to whom a Permitted Transfer is made. The term "Permitted Transfer" is defined as a permissible transfer pursuant to the Amended and Restated Shareholders Agreement of even date herewith among certain of the Company's stockholders and the Company as it may be amended from time to time.

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                  (d) The term "PERSON" means any individual, corporation,
partnership, joint venture, association, joint-stock company, limited liability company, trust or unincorporated organization.

                  (e) The term "REGISTRATION EXPENSES" has the meaning set forth in SECTION 5 above.

                  (f) The term "REGISTRABLE SECURITIES" means (i) any Common Stock issued pursuant to or upon conversion or recapitalizaton of any securities issued pursuant to the purchase agreement dated April 23, 1999, the purchase agreement dated August 3, 1999 and the Purchase Agreement, (ii) any other Common Stock issued or issuable with respect to the securities referred to in clause
(i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), inclusive above, including, without limitation, any shares of Common Stock issued upon conversion of the Company's preferred stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion of any capital stock or upon exercise of any options or warrants or in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  (g) The term "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  (h) The term "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  (i) The term "LETTER AGREEMENT" means a certain agreement dated October 27, 1999 between Sony and the Company, which provides for the performance by Sony of certain services to the Company, as such may be amended from time to time.

         10. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

                  (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of all Registrable Securities; PROVIDED, HOWEVER, that (i) no amendment or waiver which materially and adversely affects the rights of the holders of the Class A Registrable Securities, Class B Registrable Securities or Class C Registrable Securities, respectively, hereunder may be made without the consent of a majority of the Class A Registrable Securities, Class B Registrable Securities or Class C Registrable Securities, as applicable and (ii) no amendment or waiver of the definition of Initial Public Offering which would result in the reduction of the price paid by the public for such shares to below $5.75 per share without the consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the shares of Registrable Securities.

                  (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, including without limitation any Permitted Transferee. Notwithstanding the foregoing, Sony may assign this Agreement but only if immediately thereafter (i) Sony will have all of the same obligations and liabilities under this Agreement to the same extent as if such assignment shall not have occurred, (ii) Sony will have full control and will perform directly under the Letter Agreement to the same extent as if the assignment shall not have occurred, and (iii) the nature and character of the Sony or other branding of products and services contemplated under the Letter Agreement will remain substantially the same and continue to be associated with the Company to the same extent as if the assignment shall not have occurred.

                  (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) COUNTERPARTS; FACSIMILE TRANSMISSION. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of each other party to this Agreement.

                  (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

                  (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or forty-eight (48) hours after deposited in the United States mail, certified or registered to the recipient by postage prepaid or by facsimile. Such notices, demands and other communications shall be sent to each Investor at the addresses indicated on the Schedule of Holders attached hereto and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

                  (j) NEW PARTIES. During the term of this Agreement, the Company may, with the consent of the Company's Board of Directors and the holders of a majority of the Investor Registrable Securities, allow other Persons to become parties to this Agreement by executing a Joinder Agreement, and the SCHEDULE OF HOLDERS attached hereto as EXHIBIT A shall be revised and updated accordingly. Any person who may, after the date hereof, purchase shares of Class C Preferred pursuant to the Purchase Agreement shall become a "Purchaser" for all purposes hereunder, all upon execution of a counterpart to this Agreement signed by such person and the Company.

                  (k) TERMINATION OF AGREEMENT. All registration rights granted hereunder will expire and this Agreement will be terminated at the earlier of:
(a) such time as eighty-five percent (85%) of the Registrable Securities have been sold to the public (either in an offering registered under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act); (b) such time as the Investors, their Permitted Transferees and affiliates cease to hold, collectively, twenty percent (20%) of the Registrable Securities; or (c) seven
(7) years from the date hereof.

                  (l) AMENDMENT OF PRIOR AGREEMENT. By their execution of this Agreement, the Company and the Investors who were parties to the Prior Registration Agreement agree that the Prior Registration Agreement is hereby amended and restated in its entirety as set forth herein, and that this Agreement supersedes the Prior Registration Agreement in its entirety. The amendment and restatement of the Prior Registration Agreement effected hereby shall be binding upon all persons and entities included as Investors in the Prior Registration Agreement, despite the fact that one or more such persons does not execute this Agreement, and any such non-executing person or entity shall be deemed a party hereto and shall be deemed an Investor hereunder as if such persons or entity had executed this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Registration Rights Agreement as of the date first written above.

                                YUPI INTERNET INC.

                                By: /s/ Oscar Coen
                                   ---------------------------------------------
                                Name: Oscar Coen
                                     -------------------------------------------
                                Title: Chief Executive Officer
                                      ------------------------------------------

                                INTERPRISE TECHNOLOGY PARTNERS, L.P.

                                By: /s/ David R. Parker
                                   ---------------------------------------------
                                Name: David R. Parker
                                     -------------------------------------------
                                Title: Managing Principal
                                     -------------------------------------------

                                IFX ONLINE, INC.

                                By: /s/ Joel Edelstein
                                   ---------------------------------------------
                                Name: Joel Edelstein
                                     -------------------------------------------
                                Title: President
                                      ------------------------------------------

                                SONY CORPORATION OF AMERICA

                                By: /s/
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                PURCHASERS:

                                SELIGMAN COMMUNICATIONS AND
                                INFORMATION FUND, INC.

                                By: J. & W. Seligman & Co. Incorporated
                                    Its Investment Advisor

                                By:  /s/ Storm Boswick
                                   ---------------------------------------------
                                Name: Storm Boswick
                                     -------------------------------------------
                                Title: Managing Director
                                      ------------------------------------------

                                SELIGMAN INVESTMENT OPPORTUNITIES
                                (MASTER) FUND-NTV PORTFOLIO

                                By: J. & W. Seligman & Co. Incorporated
                                    Its Investment Advisor

                                By: /s/ Storm Boswick
                                   ---------------------------------------------
                                Name: Storm Boswick
                                     -------------------------------------------
                                Title: Managing Director
                                      ------------------------------------------

                                SELIGMAN NEW TECHNOLOGIES FUND, INC.

                                By: J. & W. Seligman & Co. Incorporated
                                    Its Investment Advisor

                                By: /s/ Storm Boswick
                                   ---------------------------------------------
                                Name: Storm Boswick
                                     -------------------------------------------
                                Title: Managing Director
                                      ------------------------------------------

                                ARCHERY VENTURE PARTNERS, LP

                                By: ARCHERY CAPITAL, LTD.,
                                    Its General Partner

                                By: /s/ Erinch R. Ozada
                                   ---------------------------------------------
                                Name: Erinch R. Ozada
                                     -------------------------------------------
                                Title: Chief Executive Officer
                                      ------------------------------------------

                                PORCELAIN PARTNERS, LP

                                By: /s/ David Leyrer
                                   ---------------------------------------------
                                    David Leyrer, General Partner

                                NEXUS CAPITAL PARTNERS II, LP

                                By: /s/ David Leyrer
                                   ---------------------------------------------
                                    David Leyrer, General Partner

                                COMCAST INTERACTIVE INVESTMENTS, INC.

                                By: /s/ Judie Dionglay
                                   ---------------------------------------------
                                Name: Judie Dionglay
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                AMAN VENTURES L.L.C.

                                By: /s/ William J. Bell
                                   ---------------------------------------------
                                    William J. Bell
                                    General Partner

                                LARCHWOOD HOLDINGS LTD.

                                By: /s/ Jonathan R. Hettinger
                                   ---------------------------------------------
                                Name: Jonathan R. Hettinger
                                     -------------------------------------------
                                Title: Attorney-in-fact
                                      ------------------------------------------

                                CREDIT SUISSE FIRST BOSTON VENTURE FUND I, L.P.

                                By: QBB Management I, LLC
                                    Its General Partner

                                By: /s/ Frank Quattrone
                                   ---------------------------------------------
                                Name: Frank Quattrone
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                /S/ Andrew J. McKelvey
                                ------------------------------------------------
                                Andrew J. McKelvey

                                WALLSTAR S.A.

                                By: /s/ Mirta Perez de Osinaga
                                   ---------------------------------------------
                                Name: Mirta Perez de Osinaga
                                      Power of Attorney

                                BROOME STREET PARTNERS, LLC

                                By: /s/ Eugene Ruiz
                                   ---------------------------------------------
                                Name: EUGENE RUIZ
                                     -------------------------------------------
                                Title: MANAGING PARTNER
                                      ------------------------------------------

                                MATRIX TECHNOLOGY FUND, LLC

                                By: /s/ Rowan J. Farber
                                   ---------------------------------------------
                                Name: Rowan J. Farber
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                GREY VENTURES INC.

                                By: /s/ Steven G. Felsher
                                   ---------------------------------------------
                                Name: Steven G. Felsher
                                     -------------------------------------------
                                Title: Executive Vice President
                                      ------------------------------------------

                                GRANITE PRIVATE EQUITY II, LLC

                                By: /s/ Daren J. Wells
                                   ---------------------------------------------
                                Name: Daren J. Wells
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                NEWS AMERICA INCORPORATED

                                By: /s/ Janet Nova
                                   ---------------------------------------------
                                Name: Janet Nova
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                KISTLER ASSOCIATES

                                By: /s/ William Kistler
                                   ---------------------------------------------
                                Name: William Kistler
                                     -------------------------------------------
                                Title: Managing Partner
                                      ------------------------------------------

                                BANKAMERICA INVESTMENT CORPORATION

                                By: /S/ Jacques Gliksberg
                                   ---------------------------------------------
                                Name: Jacques Gliksberg
                                     -------------------------------------------
                                Title: Managing Director
                                      ------------------------------------------

                                  EXHIBIT A TO
                   AMENDED AND RESTATED REGISTRATION AGREEMENT

                               SCHEDULE OF HOLDERS

 Aman Ventures
 10539 Bellagio Road
 Los Angeles, CA 90077
 Attn: Bill Bell
 Telephone:  (310) 476-4705

 Andrew J. McKelvey
 c/o Argent Asset Management
 1633 Broadway
 33rd Floor
 New York, NY 10019
 Attn: Brad Peters
 Telephone:  (212) 940-6940

 Archery Venture Partners, LP
 237 Park Avenue, Suite 900
 New York, NY 10017
 Attn: Bruce Smith
 Telephone:  (212) 808-7325

 BankAmerica Investment Corporation
 231 S. LaSalle - 12th Floor
 Chicago, IL  60697
 Attn:  Adrienne Kaga
 Telephone:  (312) 828-2473

 Broome Street Partners, LLC
 c/o Morgan Stanley Dean Witter & Co.
 1221 Avenue of the Americas, 4th Floor
 New York, NY  10020
 Attn: Brian Pfeifler
 Telephone:  (800) 419-2861 ext. 26115

 Comcast Interactive Investments, Inc.
 1500 Market Street
 Philadelphia, PA 19102
 Attn: Louis Toth
 Telephone:  (215) 981-8446

 Credit Suisse First Boston
 240 Hanover Street
 Palo Alto, CA 94304
 Attn: Steve West
 Telephone:  (650) 614-5181

 Granite Private Equity II, LLC
 c/o Granite Associates
 One Cablevision Center
 Liberty, NY 12754
 Attn: Daren Wells
 Telephone:  (914) 295-2739

 Grey Ventures Inc.
 777 3rd Avenue
 New York, NY 10017
 Attn: Lance Maerov

 IFX Online, Inc.
 17701 Biscayne Blvd. 3rd Floor
 Aventura, FL 33160
 Telephone:  (305) 931-7270

 Interprise Technology Partners, L.P.
 c/o Miller Capital Management, Inc.
 1001 Brickell Bay Drive
 30th Floor
 Miami, FL  33131
 Attention:  J.C. Campuzano
 Telephone:  (305) 374-6808

 Kistler Associates
 c/o Bessemer Trust Company
 630 5th Avenue
 New York, NY 10111
 Telephone:  (212) 708-9279

 Larchwood Holdings, Ltd.
 c/o Fernando Montero/Denise Hernandez
 Grand Bay Plaza
 Suite 1101
 2665 South Bay Shore Drive
 Coconut Grove, FL 33133
 Telephone:  (305) 285-4107

 News America Incorporated
 1211 Avenue of the Americas
 New York, NY 10036
 Attn: Arthur M. Siskind
 Telephone:  (212) 852-7000

 With a copy to:

 News America Digital Media, Inc.
 620 Avenue of the Americas
 New York, NY 10011
 Attn: Kathryn Fink
 Telephone:  (212) 462-5503

 Nexus Capital Partners II, LP
 160 Spear Street
 San Francisco, CA 94105
 Attn: Dave Leyrer
 Telephone:  (415) 247-7650

 Porcelain Partners, LP
 160 Spear Street
 San Francisco, CA 94105
 Attn: Dave Leyrer
 Telephone:  (415) 247-7650

 Seligman Communications and
 Information Fund, Inc.
 100 Park Avenue
 New York, NY 10017
 Attn: Jim Curtis
 Telephone:  (212) 850-1615

 Seligman Investment Opportunities
 (Master) Fund-NTV
 Portfolio
 100 Park Avenue
 New York, NY 10017
 Attn: Jim Curtis
 Telephone:  (212) 850-1615

 Seligman New Technologies Fund, Inc.
 100 Park Avenue
 New York, NY 10017
 Attn: Jim Curtis
 Telephone:  (212) 850-1615

 Sony Corporation of America
 c/o Sony Music Entertainment, Inc.
 550 Madison Avenue
 New York, New York  10022
 Attn:  Fred Ehrlich
 Telephone:  (212) 833-4568

 Wallstar S.A.
 c/o Zona Franca de Montevideo
 Ruta 8 Km 17.500
 Edificio 7, Oficina 102
 Montevideo, 12200 Uruguay
 Attn: Fernando M. Pertini
 Telephone:  5411-4347-0440